LOANS AND ALLOWANCE FOR LOAN LOSSES	12 Months Ended
Dec. 31, 2016
Loans And Leases Receivable Gross Carrying Amount [Abstract]
LOANS AND ALLOWANCE FOR LOAN LOSSES
NOTE 13: LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans: Concentration of credit risk
Loans granted by the Group according to type of loan, which represents the Group's concentration of credit risk, at December 31, 2015 and 2016 comprised:
	2015			2016
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in millions)
Consumer:
Residential mortgages	16,664	1,070	17,734	15,951	1,054	17,005
Credit card	1,244	83	1,327	953	86	1,039
Auto financing	64	4	68	50	2	52
Other consumer	4,095	896	4,991	3,668	906	4,574
Total consumer	22,067	2,053	24,120	20,622	2,048	22,670
Commercial:
Industry and mining	5,564	441	6,005	4,941	419	5,360
Small scale industry	1,765	150	1,915	1,619	225	1,844
Trade	7,559	631	8,190	7,367	658	8,025
Construction	1,061	644	1,705	1,028	530	1,558
Tourism	451	68	519	813	68	881
Shipping and transportation	2,557	179	2,736	2,488	176	2,664
Commercial mortgages	759	176	935	747	172	919
Public sector	5,218	93	5,311	5,024	84	5,108
Other	574	296	870	636	210	846
Total commercial	25,508	2,678	28,186	24,663	2,542	27,205
Total loans	47,575	4,731	52,306	45,285	4,590	49,875
Unearned income	(80)	(7)	(87)	(68)	(7)	(75)
Loans, net of unearned income	47,495	4,724	52,219	45,217	4,583	49,800
Less: Allowance for loan losses	(10,799)	(499)	(11,298)	(9,913)	(488)	(10,401)
Net Loans	36,696	4,225	40,921	35,304	4,095	39,399

Included in the above table are loans for lease financing amounting to EUR  742 million and EUR  766 million in 2015 and 2016 respectively.

Loans: Credit quality indicators

The Group actively monitors the credit quality of its loan portfolio using several credit quality indicators. The credit quality indicators considered to be the most significant are the delinquency status for all loans, and the credit rating for commercial loans. The days past due is the credit quality indicator the most relevant to the loans in our consumer loans portfolio. In accordance with our policies, the number of days past due is the key factor the Group considers when determining the appropriate course of action. For instance, the actions to pursue collection increase as the number of days past due increases. Furthermore, days past due is also a key factor considered in determining the loans that are eligible for our restructuring programs.

Ageing of loan portfolio

The following tables provide details of delinquent and non-accruing loans by loan class at December 31, 2015 and 2016:
	December 31, 2015
							Of which:
	Past due 31-90 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in millions

Greek
Residential mortgages	618	5,444	6,062	10,602	-	16,664	159	8,246
Credit card	20	705	725	519	-	1,244	50	655
Other consumer	121	2,425	2,546	1,613	-	4,159	-	3,172
Small business loans	46	2,368	2,414	1,443	-	3,857	-	2,623
Other commercial loans	910	4,117	5,027	16,624	-	21,651	34	4,951
Total Greek loans	1,715	15,059	16,774	30,801	-	47,575	243	19,647

Foreign
Residential mortgages	54	89	143	927	-	1,070	-	111
Credit card	1	8	9	74	-	83	-	8
Other consumer	27	119	146	754	-	900	1	124
Small business loans	14	39	53	164	-	217	-	52
Other commercial loans	58	674	732	1,729	-	2,461	1	807
Total Foreign loans	154	929	1,083	3,648	-	4,731	2	1,102
Total loans	1,869	15,988	17,857	34,449	-	52,306	245	20,749

	December 31, 2016
							Of which:
	Past due 31-90 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in millions

Greek
Residential mortgages	485	5,120	5,605	10,346	-	15,951	92	8,358
Credit card	11	449	460	493	-	953	53	396
Other consumer	88	1,988	2,076	1,642	-	3,718	-	2,757
Small business loans	46	2,288	2,334	1,317	-	3,651	-	2,582
Other commercial loans	567	3,929	4,496	16,516	-	21,012	5	5,195
Total Greek loans	1,197	13,774	14,971	30,314	-	45,285	150	19,288

Foreign
Residential mortgages	50	89	139	915	-	1,054	-	106
Credit card	1	8	9	77	-	86	-	8
Other consumer	25	89	114	794	-	908	1	93
Small business loans	17	33	50	187	-	237	-	42
Other commercial loans	58	727	785	1,520	-	2,305	7	795
Total Foreign loans	151	946	1,097	3,493	-	4,590	8	1,044
Total loans	1,348	14,720	16,068	33,807	-	49,875	158	20,332

(1) loans less than 30 days past due are included in current loans

Credit ratings of commercial loans
According to the Group’s credit policy, all corporate customers are rated on a 21 grade scale. This rating is based on quantitative and qualitative criteria and is reviewed at least annually. Additionally, each of the Bank’s and its subsidiaries’ rating systems consider the borrower’s industry risk and its relative position within its peer group. Small Business loans are rated through a behavioral model on a 14 grade scale. The ratings scale for corporate and Small Business customers corresponds to likelihood of default. Customers classified as “Satisfactory” have low likelihood of default, customers classified as “Watchlist” have medium to high likelihood of default and customers classified as Substandard have already defaulted.
The following table presents commercial loans credit quality information as at December 31, 2015 and 2016:

	December 31, 2015			December 31, 2016
	Small business loans	Other commercial loans	Total commercial loans	Small business loans	Other commercial loans	Total commercial loans
	(EUR in millions)			(EUR in millions)
Greek
Satisfactory	659	12,884	13,543	624	12,251	12,875
Watchlist	837	4,269	5,106	722	2,520	3,242
Substandard	2,361	4,498	6,859	2,305	6,241	8,546
	3,857	21,651	25,508	3,651	21,012	24,663
Foreign
Satisfactory	153	1,361	1,514	181	1,222	1,403
Watchlist	23	575	598	21	284	305
Substandard	41	525	566	35	799	834
	217	2,461	2,678	237	2,305	2,542

Total	4,074	24,112	28,186	3,888	23,317	27,205

Impaired loans
Impaired loans are those loans where the Group believes it is probable that it will not collect all amounts due according to the original contractual terms of the loan. Impaired loans also include loans whose terms have been modified in troubled debt restructuring.

The following table presents information about total impaired loans at and for the years ended December 31, 2015 and 2016:

	At and for the year ended December 31, 2015
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in millions)
Greek
With no related allowance:
Residential mortgages	1,553	-	1,078	24	24
Other consumer loans	368	-	298	13	13
Small business loans	171	-	192	2	2
Other commercial loans	422	-	412	6	6

With related allowance:
Residential mortgages	7,384	(1,869)	7,046	95	84
Credit cards	705	(673)	717	-	-
Other consumer loans	2,774	(2,243)	2,719	68	59
Small business loans	2,532	(1,675)	2,439	15	10
Other commercial loans	6,447	(4,111)	5,366	111	68
Total Greek impaired loans	22,356	(10,571)	20,267	334	266

Foreign
With no related allowance:
Residential mortgages	2	-	3	-	-
Credit cards	3	-	3	-	-
Other consumer loans	25	-	25	-	-
Other commercial loans	65	-	79	-	-

With related allowance:
Residential mortgages	197	(25)	182	7	-
Credit cards	5	(6)	5	-	-
Other consumer loans	120	(91)	68	-	1
Small business loans	58	(25)	55	1	-
Other commercial loans	925	(352)	793	-	1
Total Foreign impaired loans	1,400	(499)	1,213	8	2

	At and for the year ended December 31, 2016
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in millions)
Greek
With no related allowance:
Residential mortgages	2,708	-	2,130	38	37
Other consumer loans	613	-	492	21	20
Small business loans	119	-	145	2	2
Other commercial loans	696	-	559	14	14

With related allowance:
Residential mortgages	6,064	(2,112)	6,724	62	59
Credit cards	449	(434)	577	-	-
Other consumer loans	2,208	(1,837)	2,488	53	47
Small business loans	2,495	(1,721)	2,482	21	15
Other commercial loans	6,064	(3,618)	5,932	111	85
Total Greek impaired loans	21,416	(9,722)	21,529	322	279

Foreign
With no related allowance:
Residential mortgages	3	-	-	-	-
Other consumer loans	1	-	-	-	-
Other commercial loans	74	-	81	-	-

With related allowance:
Residential mortgages	202	(25)	64	-	-
Credit cards	8	(6)	7	-	-
Other consumer loans	116	(62)	73	-	2
Small business loans	55	(25)	56	-	-
Other commercial loans	797	(355)	629	-	-
Total Foreign impaired loans	1,256	(473)	910	-	2

			2014	2015	2016
			(EUR in millions)
Average recorded investment in impaired loans			19,290	21,480	22,439
Interest income recognized on a cash basis			113	268	281

Roll forward of impaired loans
The following table presents the roll-forward of impaired loans for the years ended, December 31, 2015 and 2016:

				2015	2016
				(EUR in millions)
Opening balance as of January 1,				20,127	23,756
Impaired loans in the period				5,517	1,528
Loans transferred to non-impaired status				(1,132)	(446)
Impaired loans paid-off				(563)	(745)
Sale of impaired loans				(1)	(6)
Impaired loans written-off				(178)	(1,415)
Foreign exchange differences				(14)	-
Closing balance as of December 31,				23,756	22,672

Purchased Credit-Impaired Loans ( "PCI loans")
PCI loans are acquired loans with evidence of credit quality deterioration since origination for which it is probable at purchase date that NBG will be unable to collect all contractually required payments. The following table provides details on PCI loans acquired in connection with the May 10, 2013 and July 26, 2013 acquisition of FBB and Probank respectively.

Purchased Loans at Acquisition Date

(EUR in millions)
Contractually required payments including interest	1,508
Less: Non-accretable difference	670
Cash flows expected to be collected	838
Less: Accretable yield	178
Fair Value of loans acquired	660

The table below shows activity for the accretable yield on PCI loans, which includes the FBB and Probank portfolio.

Rollforward of Accretable Yield
(EUR in millions)
Accretable yield January 1, 2014	165
Accretion	(26)
Accretable yield December 31, 2014	139

Rollforward of Accretable Yield
(EUR in millions)
Accretable yield January 1, 2015	139
Accretion	(25)
Accretable yield December 31, 2015	114

Rollforward of Accretable Yield
(EUR in millions)
Accretable yield January 1, 2016	114
Accretion	(25)
Accretable yield December 31, 2016	89

Troubled Debt Restructurings

Modifications are considered TDRs if, for economic or legal reasons related to the debtor's financial difficulties, a concession is granted to the customer that the Group would not otherwise consider. The concession granted typically involves a modification of terms such as the modification of the stated interest lower than the current market rate for a new loan with similar risk, or forgiveness of principal of the loan, or forgiveness of interest accrued off balance sheet or the extension of maturity.

TDR balances presented in the disclosures “financing receivables modified as troubled debt restructuring during the period” and “troubled debt restructurings by modification programs” for 2016 have decreased in comparison to 2015, as a consequence of the stabilization of the quality of our portfolio in 2016 and the focus to propose more efficient long term restructuring products to its customers.

Forbearance programs applied in the Consumer segment (mortgages, consumer loans, credit cards) mainly comprise of extension of the loan term combined with a reduction of the installment either through fractional payment scheme of up to 36 months, which, upon expiry, may be extended for another 36 months, whereby the customer pays a proportion, ranging from 10%(in very rare occasions) to 70% of the installment due, or through an interest only payment period of a maximum of 24 months, which, upon expiry, may be extended for another 24 months under certain conditions.

Specifically, for consumer loans the interest rate on the new loan may be reduced and/or the duration may be extended if the customers are willing and able to secure their consumer loan and credit card debt with real estate property or provide a down payment.

In addition, Split & Freeze is a new split-balance type of restructuring product offered both for mortgage loans and secured consumer loans. An amount of 20%-60% (according to the borrower' s affordability) of the balance to be restructured remains frozen for 10 years.

For SBL customers, the restructuring product generally includes the granting of a grace period of up to 24 months during which the customer pays only interest, the extension of the maturity of the loan up to 20 years and the option to the customer to make a down payment, which if the loan is repaid in accordance with the restructured terms will be returned as a discount or the application of lower interest rate in case the customer provides new collaterals. In addition, restructuring over restructuring (“R O R”) programs are addressed to those customers having difficulty in servicing their restructured loans.

Furthermore, forbearance programs applied in SBL loans also comprise of extension of loan maturity combined with reduction of installment through fractional payment scheme of up to 36 months, which, upon expiry, may be extended for another 36 months, whereby the customer pays a proportion, ranging from 30% to 70% of the installment due.

An additional product offered for SBL loans is the Fast Capital Repayment. It offers a 5-year grace period, whereby the capital is paid on a monthly or quarterly basis with possibility of fractional payment ranging from 30% to 70% according to the borrower's affordability. The interest is calculated semiannually and is forgiven up to 100% if the customer remains current in his capital installment payments. Those programs also offer a reduction on the off-balance sheet interest.

Troubled debt restructuring programs are also offered to corporate customers who have been affected by the current market conditions. The types of modification are usually a mix of new amortization schedule tailored to current conditions and the customer's projected cash flow, the extension or not of tenor, depending on the customer and its needs, as well as shift from short- term to long-term financing.

TDRs are considered impaired loans. TDRs are separately monitored and assessed within each portfolio for the purposes of allowance for loan loss calculation. Allowance for loan loss is calculated based on a present value of expected future cash flows discounted using the original effective interest rate of the loan considering all available evidence at the time of the assessment. At the time of the restructuring, the loans are remeasured to reflect the impact, if any, on projected cash flows or collateral value resulting from the modified terms. If there was no principal forgiveness or the interest rate was increased, the modification may have a little impact or no impact on the allowance for loan loss. If a portion of the loans is deemed uncollectible, an allowance for loan loss is recorded at the time of restructuring or may have been already recorded in a previous period.

Typically, allowance for loan loss for TDR Consumer loans is calculated using the average of yearly default frequencies of those specific products. Upon restructuring if several customer's loans are consolidated into a single loan, then the aggregate loan balance, which may also include loans previously accruing, is assessed for impairment. In addition, restructured loans under Greek Law 3869/2010 are considered TDRs and are pooled into a separate group when calculating allowance for loan losses.

Allowance for loan loss for TDR Commercial loans is usually calculated on an individual basis for customers with significant exposures based on the present value of expected cash flows discounted at the loan's original effective interest rate, or based on the fair value of the collateral, less costs to sell, if those are collateral dependent loans. For TDR Commercial customers that do not satisfy the quantified criterion for individual assessment (that is, the individually non significant customers), allowance for loan loss is calculated through our coefficient or homogeneous analysis using the probability of default corresponding to their internal credit rating.

The trends of re default are closely monitored and analyzed in order to identify the drivers for the re defaults. In addition, trends of re default are considered when calculating the appropriate level of the allowance for loan loss by adjusting the probabilities of default relating to both Consumer and Commercial TDR loans.

The following table discloses financing receivables modified as troubled debt restructurings during the reporting period ended December 31, 2014 , 2015 and 2016.

	December 31, 2014			December 31, 2015			December 31, 2016
Greek	Total balance	Allowance for loan losses	Interest income recognized during the period	Total balance	Allowance for loan losses	Interest income recognized during the period	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in millions			EUR in millions			EUR in millions
Residential mortgages	1,451	(66)	11	1,633	(127)	20	1,185	(115)	17
Other consumer	300	(49)	7	342	(62)	17	320	(72)	14
Small business loans	352	(89)	11	263	(60)	1	243	(66)	8
Other commercial loans	349	(77)	8	1,413	(685)	22	1,405	(611)	47
Total Greek TDR loans	2,452	(281)	37	3,651	(934)	60	3,153	(864)	86

	December 31, 2014			December 31, 2015			December 31, 2016
Foreign	Total balance	Allowance for loan losses	Interest income recognized during the period	Total balance	Allowance for loan losses	Interest income recognized during the period	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in millions			EUR in millions			EUR in millions
Residential mortgages	25	-	-	29	(1)	-	29	(3)	-
Other consumer	6	-	-	7	(1)	-	6	(2)	-
Small business loans	12	(2)	-	18	(3)	-	10	(2)	-
Other commercial loans	145	(3)	2	169	(13)	6	171	(32)	14
Total foreign TDR loans	188	(5)	2	223	(18)	6	216	(39)	14

The following table discloses financing receivables modified in a TDR which became delinquent thirty days or greater during the reporting period and for which payment default occurred within 12 months after the modification.

		December 31, 2014		December 31, 2015		December 31, 2016
		Greek	Foreign	Greek	Foreign	Greek	Foreign
		EUR in millions		EUR in millions		EUR in millions
Residential mortgages		896	1	836	1	607	1
Other consumer		263	-	139	-	165	-
Small business loans		56	5	230	12	172	5
Other commercial loans		67	41	983	13	1,091	13
Total loans		1,282	47	2,188	26	2,035	19

The Group offers a number of modifications to customers. The modification programs that the Group offers its customers can generally be described in the following categories:
Payment modification – A modification in which the principal and interest payment are lowered from the original contractual terms.
Term modification - A modification which changes the maturity date, timing of payments or frequency of payments.
Interest only modification – A modification in which the loan is converted to interest only payments for a period of time.
Combination modification – Any other type of modification, including the use of multiple categories above.

The following table discloses financing receivables modified as troubled debt restructurings by modification programs as at December 31, 2014, 2015 and 2016.

				December 31,
				2014	2015	2016
Payment modification				3,981	6,470	6,027
Combination modification				2,399	1,056	967
Term modification				1,348	2,111	3,459
Interest only modification				565	1,178	1,044
Other				163	660	692
Total				8,456	11,475	12,189

The following table discloses the ageing of financing receivables modified as troubled debt restructurings at December 31, 2014, 2015 and 2016.

				December 31,
				2014	2015	2016
Current Loans (1)				4,262	5,828	6,536
Past due 31-90 days				519	920	731
Past due greater than 90 days				3,675	4,727	4,922
Total				8,456	11,475	12,189

(1) Loans less than 30 days past due are included in current loans.

Allowance for loan losses

An analysis of the change in the allowance for loan losses by portfolio segment for the years ended December 31, follows:
	2014			2015			2016
	Consumer	Commercial	Total	Consumer	Commercial	Total	Consumer	Commercial	Total
	(EUR in millions)
Balance at beginning of year	3,445	3,207	6,652	4,027	4,220	8,247	5,011	6,287	11,298
Provision for loan losses	623	1,144	1,767	1,031	2,187	3,218	106	445	551
Write-offs	(45)	(88)	(133)	(53)	(126)	(179)	(758)	(689)	(1,447)
Recoveries	5	4	9	5	3	8	4	1	5
Net Write-offs	(40)	(84)	(124)	(48)	(123)	(171)	(754)	(688)	(1,442)
Sale of impaired loans	-	(25)	(25)	-	-	-	-	(1)	(1)
Translation differences	(1)	(22)	(23)	1	3	4	(11)	6	(5)
Allowance at end of year	4,027	4,220	8,247	5,011	6,287	11,298	4,352	6,049	10,401

The Group’s exposure to the Hellenic Republic comprises of a loan granted to the Hellenic Republic, loans to Hellenic Republic public sector entities, loans guaranteed by the Hellenic Republic and loans to corporate and individuals guaranteed by the Hellenic Republic.
Exposure to the Hellenic Republic and its related allowance at December 31,2015, and 2016 are as follows:
	December 31, 2015		December 31, 2016
	Total loans	Allowance for loan losses	Total loans	Allowance for loan losses
	(EUR in millions)		(EUR in millions)
Loan to Hellenic Republic	4,651	-	4,512	-
Loans to public sector entities	597	(108)	503	(86)
Corporate and Small Business loans	557	-	455	-
Mortgage loans	1,072	-	937	-
Total loans	6,877	(108)	6,407	(86)
Other assets	581	(60)	625	-
Total Exposure to Hellenic Republic	7,458	(168)	7,032	(86)

With regards to the above exposure the Group has consistently applied its provisioning policy and has recognized allowance for loan losses, where deemed appropriate. As at December 31, 2016, the Group considered (a) the fact that no specific loss event in relation to the Hellenic Republic had occurred, (b) the fact that Hellenic Republic serviced the aforementioned exposures, and concluded that the exposure to Hellenic Republic did not qualify for impairment assessment.

Allowance for loan losses by portfolio segment
The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2015.

	Consumer loans	Commercial loans	Total
Greek	(EUR in millions)
Allowance for loan losses at year end	4,887	5,912	10,799
of which:
for impaired loans	4,786	5,785	10,571
for non-impaired loans	101	127	228

Impaired loans	12,784	9,572	22,356
Non-impaired loans	9,283	15,935	25,218

Foreign
Allowance for loan losses at year end	124	375	499
of which:
for impaired loans	122	375	497
for non-impaired loans	2	-	2

Impaired loans	353	1,047	1,400
Non-impaired loans	1,700	1,631	3,331

The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2016.
	Consumer loans	Commercial loans	Total
Greek	(EUR in millions)
Allowance for loan losses at year end	4,251	5,662	9,913
of which:
for impaired loans	4,210	5,512	9,722
for non-impaired loans	41	150	191

Impaired loans	12,042	9,374	21,416
Non-impaired loans	8,580	15,289	23,869

Foreign
Allowance for loan losses at year end	101	387	488
of which:
for impaired loans	93	380	473
for non-impaired loans	8	7	15

Impaired loans	330	926	1,256
Non-impaired loans	1,718	1,616	3,334

Allowance for loan losses by portfolio segment and methodology

As discussed in Note 3 our methodology for estimating the allowance for loan losses has three primary components: specific allowances, coefficient analysis and homogeneous analysis, while the methodologies applied by our foreign subsidiaries and branches are similar to those employed by the Group for loans in Greece.

Loss forecast models utilized for portfolios of homogeneous loans consider a variety of factors including, but not limited to, historical loss experience, anticipated defaults or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type. In addition, in calculating our homogeneous allowances for loan losses we consider the current economic conditions and trends and changes in lending policies and procedures. The current macroeconomic conditions affect our default and recovery models gradually as more information regarding the performance and behavior of loan customers is gathered. Based on this information we adjust the “Loss-given-default” and “Probability of Default” parameters used for the estimation of allowance for loan losses, keeping the fundamental methodology intact, that is, we continue to calculate recoveries (and losses) based on realized cash inflows (“workout approach”).

As at December 31, 2016, we did not believe an adjustment to historical loss experience for changes in trends, conditions, and other relevant factors that affect repayment of the loans was necessary beyond the incorporation of current information in the data used to estimate the homogeneous allowances. In calculating our homogeneous allowances for loan losses we considered the following key factors:

Volume of past-due and non-accruing loans:

The volume of past due and non-accruing loans in 2016 automatically fed into the calculation of the allowance for loan losses by: (a) less increasing the underlying pools before write-offs on which we calculate a significant portion of the total loss allowances; (b) adjusting the loss rates by incorporating the most recent available information on recoveries and (c) adjusting the probability of default, which is estimated using data from the previous twelve months. The stabilizing quality of our loan portfolio in terms of lower formation of non-accruing and past due loans was the primary cause of the significant decrease in the provision for loan losses based on homogeneous analysis.

As at December 31, 2016, we concluded that the incorporation of the current market conditions at that time in our methodology as described above was sufficient to estimate the allowance for loan losses as at December 31, 2016 and therefore did not further adjust historical loss experience.

Economic conditions and trends:

We believe that changes in national, regional and local economic business conditions impact repayment of loans. Specifically, at December 31, 2016, the stabilizing economic conditions and trends and the reduced pressure on real estate prices were reflected in our allowance for loan losses estimated as of December 31, 2016, in two ways: firstly, it resulted in a lower increase in the level of past due and non-accruing loans before write-offs which affected the provisions as described above, secondly, the smoother decline in real estate prices was incorporated in our analysis, where applicable.

Therefore, as at December 31, 2016, we concluded that no further adjustment to the historical loss rates was necessary due to the current economic conditions, since the loss rates applied are long-term averages based on long recovery periods for all portfolios assessed using the homogeneous analysis.

Lending policies and procedures

In response to the higher volume and severity of past due loans in previous years, we reviewed and tightened our credit approval criteria since 2010, for example by lowering both the loan-to-value and the payment-to-income acceptable ratios. As a result, we expected that the quality of new loans granted after 2009 would be improved. However, the loans originated during 2015 and 2016 were not significant enough to cause a change in observed probabilities of default or loss given defaults.

The following tables set forth the allowances for loan losses by portfolio segment and by impairment methodology and the respective recorded investment as at December 31,2015 and December 31,2016.

December 31, 2015	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in millions)

Specific	-	-	5,682	3,708	5,682	3,708
Coefficient	-	-	16,350	740	16,350	740
Homogeneous	22,067	4,887	3,476	1,464	25,543	6,351
Foreign	2,053	124	2,678	375	4,731	499
Total	24,120	5,011	28,186	6,287	52,306	11,298

December 31, 2016	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in millions)

Specific	-	0	5,465	3,373	5,465	3,373
Coefficient	-	0	15,914	609	15,914	609
Homogeneous	20,622	4,251	3,284	1,680	23,906	5,931
Foreign	2,048	101	2,542	387	4,590	488
Total	22,670	4,352	27,205	6,049	49,875	10,401

Collateral

The most common practice we use to mitigate credit risk is requiring collateral for loans originated. We implement guidelines on the acceptability of specific classes of collateral. The principal collateral types for loans are:

•       mortgages over residential properties;

•       charges over business assets such as premises, ships;

•       vehicles, inventory and accounts receivable;

•       charges over financial instruments such as debt securities and equities;

•       cash collaterals; and

•       state, bank or personal guarantees.

Longer-term finance and lending to corporate entities are generally secured; revolving credit facilities to individuals are generally unsecured. In addition, in order to mitigate the potential credit loss the Group will seek additional collateral from the counterparty as soon as impairment indicators are noticed for the relevant individual loans.

Collateral dependent loans

Impaired loans net of allowance for loan losses include collateral dependent loans of EUR 664 million and EUR 1,155 million at December 31, 2015 and December 31, 2016, respectively. In general, a loan is classified as collateral dependent when repayment is expected to be provided solely by the underlying collateral and the Group anticipates foreclosing on the loan and as a result the impairment is measured based on the fair value of the collateral. In Greece, the typical length of time between classification of the loan as collateral dependent and foreclosure is about 4 years, however there are a number of cases in which this period can be prolonged because either injunctions to the foreclosure procedure are raised by the customer or third parties, or the procedure has been postponed due to a settlement or repayment. In South Eastern Europe enforcement of collateral or exhaustion of legal actions take significantly less time than in Greece.

The majority of these loans are secured with properties, for which foreclosure was probable and the impairment was measured based on the fair value of the collateral. These measurements are classified as Level 3 in the fair value hierarchy.

The fair value of the properties was estimated by qualified external or internal appraisers using one or more of the market approach, the income approach or the replacement cost approach. The key inputs, upon which these estimates are based, are market prices of similar properties, market yields and cost estimates. According to the Group impairment methodology, corporate business units that are responsible for the impairment assessment have to ensure that in cases where cash flows are expected from collateral liquidation, collateral value has to be based on a recent (within the current year) independent appraisal from a qualified appraiser, unless loan exposures are significantly lower than the collateral values.

Securitized loans and Covered bonds
Loans include securitized loans and loans used as collateral in the Covered Bond Programs, as follows:

Securitized loans	2015	2016
	Restated (EUR in millions)
Receivables from Public sector (Titlos Plc—February 2009)	4,651	4,512
Mortgages (Spiti Plc—September 2011)	1,123	0
Auto loans (Autokinito Plc—September 2011)	45	0
Consumer loans (Agorazo Plc—September 2011)	739	0
SME loans (Sinepia d.a.c. – August 2016)	0	485
Total	6,558	4,997

Covered bonds	2015	2016
	(EUR in millions)
Mortgages	7,339	3,470
of which eligible collateral	7,009	3,411

Securitized loans
The Bank, through its VIEs, has the following securitized notes in issue as at December 31, 2016:
Issuer	Description	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Titlos Plc(1)	Variable Rate Asset Backed Notes	Receivables from Public sector	February 26, 2009	September 2039	5,100	Paid semi-annually at a rate of six-month Euribor plus 50 bps
Sinepia D.A.C.(2)	Asset Backed Variable Rate Notes—Class A1	SME loans	August 8, 2016	July 2035	150	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps
Sinepia D.A.C.(2)	Asset Backed Variable Rate Notes—Class A2	SME loans	August 8, 2016	July 2035	35	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps
Sinepia D.A.C.(2)	Asset Backed Variable Rate Notes—Class A3	SME loans	August 8, 2016	July 2035	50	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps
Sinepia D.A.C.(2),(3)	Asset Backed Variable Rate Notes—Class A4	SME loans	August 8, 2016	July 2035	89	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps
Sinepia D.A.C.(2),(3)	Asset Backed Variable Rate Notes—Class M	SME loans	August 8, 2016	July 2035	259	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps
Sinepia D.A.C.(2),(3)	Asset Backed Variable Rate Notes—Class Z	SME loans	August 8, 2016	July 2035	65	Paid quarterly at a rate of three-month Euribor plus a margin of 185 bps

(1)	The Bank retains the option to call the notes on any re novation date or on any optional redemption date and issue new notes or sell them to investors. The outstanding balance of Titlos Plc as at December 31, 2016 is EUR 4,293 million and has been rated Caa3 by Moody’s.
(2)	On October 18, 2016, Sinepia D.A.C. proceeded with the partial redemption of class A1, A2, A3 and A4 notes of EUR 27 million, EUR 6 million, EUR 9 million and EUR 16 million respectively. The outstanding amounts of Sinepia d.a.c. Class A1, A2, A3, A4, M and Z notes as at December 31, 2016 is EUR 123 million, EUR 29 million, EUR 41 million, EUR 73 million, EUR 259 million and EUR 65 million respectively.
(3)	The Bank retains the option to call the notes on any interest payment date after the fourth Interest Payment Date, or place them with investors.

       On July 12, 2016, the Special Purpose Entity Sinepia Designated Activity Company (D.A.C.) was established in Ireland, for the purposes of SME loans securitization, in which the Bank has a beneficial interest. A1, A2, A3 and A4 notes (Senior Notes), rated BB by S&P and B- by Fitch, were stressed and withstood investment grade scenarios, but were capped by the sovereign structured finance ceiling.
Sinepia d.a.c. notes A1, A2 & A3 were placed with the European Investment Bank (“EIB”), the European Investment Fund (“EIF”) and the European Bank for Reconstruction and Development (“EBRD”), allowing the Bank to raise EUR 235 million of medium term funding. Notes A4 were initially held in total by the bank but on December 9, 2016, NBG proceeded with the partial sale of class A4 notes of EUR 65 million to EIB and therefore as at December 31, 2016, EUR 8 million are held by the Bank while EUR 65 million are placed with EIB. The aforementioned part of A4 notes (EUR 8 million) as well as notes M and Z have not been placed with investors but are held by the Bank.

Since the Bank is the primary beneficiary of the above securitization transactions, we have not applied sales accounting at Group level for the above transactions. That is, in our consolidated financial statements, the loans are not derecognized and continue to be presented within “Loans” on our consolidated balance sheets.

       With respect to all the above securitization transactions, the Bank has sold and assigned certain of its loans to VIEs. The VIEs have paid for the receivables acquired from the Bank with the proceeds from the issuance of the secured notes, which have been acquired by the Bank. Since the Bank has purchased and continuously owns all issued secured notes and, therefore, is the primary beneficiary of the above VIEs, we have not applied sales accounting at Group level for the above transactions. That is, in our consolidated financial statements, the loans are not derecognized and continue to be presented within “Loans” on our consolidated balance sheets. For the same reason we do not record a liability with respect to the notes issued or a servicing asset or liability.

All of the above notes issued are not presented within “Long-term debt” and the loans were not derecognized as the Bank is the owner of the issued secured notes and primary beneficiary of the above VIEs.

Covered bonds
Under the covered bond Programs I and II, the Bank has the following covered bonds series in issue as at December 31, 2016:
Program	Series number	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Program II(1)	Series 6	Residential mortgages	October 5, 2016	October 2017	1,500	Paid quarterly at rate of three month Euribor plus a margin of 337.5 bps
Program II(1,2)	Series 1	Residential mortgages	June 24, 2010	June 2021	25	Paid quarterly at rate of three month Euribor plus a margin of 250 bps
Program II(1,2)	Series 2	Residential mortgages	June 24, 2010	June 2020	25	Paid quarterly at rate of three month Euribor plus a margin of 240 bps
Program II(1,2)	Series 3	Residential mortgages	June 24, 2010	June 2019	650	Paid quarterly at rate of three month Euribor plus a margin of 230 bps

(1)	EUR 15 billion Covered Bond Program II (“Program II”) established on June 21, 2010. Program II is rated Caa2 by Moody’s and B- by Fitch.
(2)	On May 13, 2016, the Bank proceeded with the partial cancellation of EUR 50 million from Series 1 and on June 1, 2016 the Bank proceeded with the partial cancellation of EUR 825 million from Series 1, EUR 875 million from Series 2 and EUR 500 million from Series 3. Finally, on September 28, 2016 the Bank proceeded with the partial cancellation of EUR 200 million from Series 3 and EUR 850 million from Series 4 .

All the above covered bonds have not been sold to investors and are held by the Bank and therefore are not presented within ''Long-term debt'' (see Note 24).

Furthermore, the Bank, in 2016, has cancelled the following covered bonds issued under Program II:
Series	Issue date	Cancellation date	Original nominal amount in EUR		Cancelled amount in million EUR
Program II
Series 1	June 24, 2010	May 13, 2016	1.5	billion	50
Series 1	June 24, 2010	June 1, 2016	1.5	billion	825
Series 2	June 24, 2010	June 1, 2016	1.5	billion	875
Series 3	June 24, 2010	June 1, 2016	1.5	billion	500
Series 3	June 24, 2010	September 28, 2016	1.5	billion	200
Series 4	November 30, 2010	September 28, 2016	1.5	billion	850